Exhibit 10.11

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SIXTH AMENDMENT

to the

LICENSE AND COMMERCIALISATION AGREEMENT

by and between

BIOTIE THERAPIES CORP.

Tykistökatu 6

20520 Turku

Finland

(Hereinafter referred to as “BioTie”)

and

H. LUNDBECK A/S

Ottiliavej 9

DK 2500 Valby

Denmark

((Hereinafter each also referred to as ”Lundbeck”)

(Hereinafter each also referred to as “Party” or together as “Parties”)

Whereas:	On 23 May 2007 BioTie and Lundbeck entered into a License and Commercialisation Agreement (hereinafter the “Agreement”) regarding the commercialisation and continued development of Nalmefene, a specific opioid receptor antagonist initially developed by BioTie and its collaborators for the treatment of substance abuse disorders such as alcoholism and obsessive compulsive disorders, including but not limited to pathological gambling.

Whereas:	With this sixth amendment to the Agreement (hereinafter the “Amendment”) the Parties wish to change the agreed royalty rates.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

NOW THEREFORE, the Parties hereby agree as follows:

1.	GENERAL

The Parties hereby acknowledge and agree to include this Amendment to be an integral part of the Agreement and extend, supplement, vary, change, modify and amend the Agreement as set forth herein.

2.	AMENDMENTS TO THE AGREEMENT

The following Sections of the Agreement shall be amended as set forth herein. The amendments below include the complete text of the Sections and replace the previous text of the Sections in their entirety.

2.1	“4.3 Sales Milestones for consolidated Net Sales achieved during a Year

4.3.1	[*****]

4.3.2	[*****]

4.3.3	[*****]

4.3.4	[*****]

4.3.5	[*****]

4.3.6	[*****].

2.2	“4.6 Royalties

Subject to Section 4.7, Lundbeck will pay to BioTie royalties on a Product by Product basis for all Products sold as set forth below:

4.6.1 The European Union, the European Free Trade Association and the United States of America: [*****] of Lundbeck’s or its Affiliates’ or Sub-licensees’ Net Sales of Product, during the Year in question, in the European Union, the European Free Trade Association and the United States of America generated before and until total Net Sales of Products in the Territory that Year exceeds [*****]; and

[*****] of Lundbeck’s or its Affiliates’ or Sub-licensees’ Net Sales of Product, during the Year in question, in the European Union, the European Free Trade Association and the United States of America generated following such time;

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

For example; if total Net Sales in the Territory in Year X exceeds [*****] on 1 September, Lundbeck shall pay [*****] on Net Sales generated in the European Union, the European Free Trade Association and the United States of America between 1 January and 1 September that Year and [*****] on Net Sales generated during the remaining part of the Year.

4.6.2 An additional [*****] of Lundbeck’s or its Affiliates’ or Sub- licensee’ total Net sales of Product achieved in the United Kingdom and Ireland during the year in questions.

4.6.3 Lundbeck’s obligation under Section 4.6.2 to pay the additional [*****] in royalties on Net Sales achieved in the United Kingdom and Ireland shall only apply until such additional royalty payments have amounted to a total of [*****]. Once such amount has been achieved, royalties payable by Lundbeck on net Sales achieved in the United Kingdom and Ireland shall also be calculated in accordance with 4.6.1.

4.6.4 Japan, Australia and New Zealand: [*****] of Lundbeck’s or its Affiliates’ or Sub-licensees’ total Net Sales of Product in Japan, Australia and New Zealand.

4.6.5 Remaining Territory outside of the European Union, the European Free Trade Association, the United States of America, Japan, Australia and New Zealand (the “RoW Territory”): [*****] of that portion of Lundbeck’s or its Affiliates’ or Sub-licensees’ accumulated total Net Sales of Product in the RoW Territory during the term of this Agreement which is less than [*****]; and

[*****] of that portion of Lundbeck’s or its Affiliates’ or Sub-licensees’ accumulated total Net Sales of Product in the RoW Territory during the term of this Agreement which is equal to or greater than [*****].

3.	MISCELLANEOUS

All other terms of the Agreement (including previous amendments, if still applicable) shall remain unchanged and in full force and effect.

This Amendment is conditional and subject to the Parties entering into the Share Subscription Agreement dated 6 September relating to subscription and payment for common shares in BioTie. This Amendment shall come into force when Lundbeck has subscribed and paid for the new shares in BioTie in accordance with the Share Subscription Agreement.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

In Copenhagen, Denmark and Turku, Finland on this 6th day of September 2012

BIOTIE THERAPIES CORP.	H. LUNDBECK A/S

/s/ Timo Veromaa	/s/ Anders Götzsche
Timo Veromaa	Anders Götzsche
President and CEO	CFO

/s/ Ulf Wiinberg
Ulf Wiinberg
CEO

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